UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2021

ANDINA ACQUISITION CORP. III

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-38785	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Calle 113 # 7-45 Torre B

Oficina 1012

Bogotá, Colombia

(Address of Principal Executive Offices) (Zip Code)

(646) 565-3861

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one right, and one redeemable warrant	ANDAU	The NASDAQ Stock Market LLC
Ordinary Shares, par value $0.0001 per share	ANDA	The NASDAQ Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	ANDAR	The NASDAQ Stock Market LLC
Redeemable warrants, exercisable for ordinary shares at a price of $11.50 per share	ANDAW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed, on January 28, 2021, Andina Acquisition Corp. III, a Cayman Islands exempted company (“Andina”) entered into a Business Combination Agreement related to a proposed business combination with Stryve Foods, LLC (the “Business Combination”).

On June 28, 2021, Andina issued a press release announcing that, as of June 25, 2021, the Securities and Exchange Commission (the “SEC”) has declared effective the registration statement on Form S-4 (the “Registration Statement”) filed by Andina in connection with the Business Combination and that a special meeting (the “Meeting) of Andina’s shareholders will be held on July 19, 2021 at 10:00 a.m., Eastern Time. The purpose of the Meeting is to vote on certain proposals related to the Business Combination that are disclosed in the definitive proxy statement/prospectus included in the Registration Statement. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K.

IMPORTANT LEGAL INFORMATION

Forward-Looking Statements

This document contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed Business Combination between Andina and Stryve Foods, LLC (“Stryve”) that is the subject of the Business Combination Agreement entered into by Andina and Stryve, among other parties, on January 28, 2021 (the “Business Combination Agreement”). Forward-looking statements may be identified by the use of words such as “anticipate”, “may”, “will”, “would”, “could”, “intend”, “aim”, “believe”, “anticipate”, “continue”, “target”, “milestone”, “expect”, “estimate”, “plan”, “outlook”, “objective”, “guidance” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, including, but not limited to, statements regarding Stryve’s plans, strategies, objectives, targets and expected financial performance. These forward-looking statements reflect Stryve’s current views and analysis of information currently available. This information is, where applicable, based on estimates, assumptions and analysis that Stryve believes, as of the date hereof, provide a reasonable basis for the information and statements contained herein. These forward-looking statements involve various known and unknown risks, uncertainties and other factors, many of which are outside the control of Andina, Stryve and their respective officers, employees, agents or associates. These risks, uncertainties, assumptions and other important factors, which could cause actual results to differ materially from those described in these forward-looking statements, include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (ii) the inability to obtain or maintain the listing of Andina’s common stock on Nasdaq following consummation of the Business Combination; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Andina or to satisfy other conditions to closing in the Business Combination Agreement; (iv) the inability to meet the minimum cash requirements of the Business Combination Agreement due to the amount of cash available following any Andina shareholder redemptions or the inability to consummate a concurrent PIPE financing; (v) the risk that the proposed business combination disrupts current plans and operations of Stryve as a result of the announcement and consummation of the Business Combination; (vi) costs related to the proposed business combination; (vii) changes in applicable laws or regulations; (viii) the ability of the combined company to recognize the anticipated benefits of the proposed business combination or meet its financial and strategic goals, which may be affected by, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability, maintain relationships with customers, suppliers and retailers and retain its management and key employees; (ix) the risk that retailers will choose to limit or decrease the number of retail locations in which Stryve’s products are carried or will choose not to carry or not to continue to carry Stryve’s products; (x) the possibility that Andina or Stryve may be adversely affected by other economic, business, and/or competitive factors; (xi) the effect of the COVID-19 pandemic on Andina and Stryve and their ability to consummate the proposed business combination; and (xii) other risks and uncertainties described from time to time in the Registration Statement, including those under the heading “Risk Factors” therein as well as other risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by Andina.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those projections and forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information, cost savings, synergies and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information herein speaks only as of (1) the date hereof, in the case of information about Stryve, or (2) the date of such information, in the case of information from persons other than Stryve. Stryve undertakes no duty to update or revise the information contained herein. Forecasts and estimates regarding Stryve’s industry and end markets are based on sources that Stryve believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

This press release relates to a proposed Business Combination between Andina and Stryve. More information about the Business Combination can be found in the Registration Statement, which includes a proxy statement/prospectus, in Andina’s Current Report on Form 8-K filed with the SEC on February 3, 2021 (the “Current Report”) and in Andina’s other filings with the SEC.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF ANDINA ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, WHICH WAS FILED WITH THE SEC ON MARCH 31, 2021, AND DECLARED EFFECTIVE BY THE SEC ON JUNE 25, 2021, AND INCLUDES THE DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH ANDINA’S SOLICITATION OF PROXIES FOR ITS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED BUSINESS COMBINATION BECAUSE THE PROXY STATEMENT/PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO SHAREHOLDERS OF ANDINA AS OF JUNE 7, 2021, THE RECORD DATE ESTABLISHED FOR VOTING ON THE PROPOSED BUSINESS COMBINATION.

Shareholders will also be able to obtain copies of the Registration Statement, including the proxy statement/prospectus, the Current Report, and any other documents filed by Andina with the SEC, free of charge, at the SEC’s website (www.sec.gov).

Participants in Solicitation

Andina and Stryve and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Andina’s shareholders in connection with the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests of Andina’s directors and officers in Andina’s filings with the SEC, including the Registration Statement which includes the definitive proxy statement/prospectus of Andina for the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests of Stryve’s directors and officers in the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.1	Press Release of Andina Acquisition Corp. III dated June 28, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2021
ANDINA ACQUISITION CORP. III

	By:	/s/ Julio Torres
	Name:	Julio A. Torres
	Title:	Chief Executive Officer